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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      December 30, 1997
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                         SEARCH FINANCIAL SERVICES INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                      0-9539                  41-1356819
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)

            600 N. PEARL STREET
                SUITE 2500
               DALLAS, TEXAS                           75201-2899
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 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code           (214) 965-6000
                                                   -----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS.

           On December 30, 1997, Registrant announced today that it had completed its previously announced settlement of the noteholder class action litigation filed against it in Federal Court in Mississippi in December 1995 styled Janice and Warren Bowe, et al. v. Search Capital Group, Inc., et al. and of all claims held by the Litigation Trust established under the plan of reorganization of Registrant's fund subsidiaries, including the lawsuit filed by the Trustee of the Litigation Trust in the Bankruptcy Court for the Northern District of Texas in August 1997. Under the terms of the settlement, Search paid $362,500 in cash and issued approximately 1,285,000 shares of its common stock. Registrant had a reserve of $500,000 related to the Bowe action.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SEARCH FINANCIAL SERVICES INC.



                                         By: /s/ ELLIS A. REGENBOGEN
                                            ---------------------------------
                                            Ellis A. Regenbogen
                                            Executive Vice President

Dated: January 2, 1998